EXHIBIT 99.1

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc.

CONTACT:	Scott C. Butera, Executive Vice President, Director of Corporate & Strategic Development (212) 891-1500

FOR RELEASE:	FEBRUARY 12, 2004 — 9:00 A.M. (EST)

TRUMP HOTELS & CASINO RESORTS, INC.

ENTERS INTO EXCLUSIVITY AGREEMENT

WITH AFFILIATE OF CSFB

AND ANNOUNCES FOURTH QUARTER AND YEAR END RESULTS

Exclusivity Agreement with DLJ Merchant Banking Partners III, L.P.:

NEW YORK, NY – Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (NYSE: DJT) announced today that it has entered into an exclusivity agreement with DLJ Merchant Banking Partners III, L.P. (“DLJMB”), an affiliate of Credit Suisse First Boston (“CSFB”), in connection with DLJMB’s proposed $400 million investment to sponsor a comprehensive recapitalization of the Company. DLJMB’s proposed investment is in the form of common equity and will, if consummated, result in a substantial deleveraging of the Company’s balance sheet. DLJMB would also become the majority shareholder of the Company, with Donald J. Trump continuing as the Chairman of the Company’s Board of Directors and a significant equity holder. The proposed recapitalization is anticipated to, among other things, facilitate a large scale expansion of the Company’s current properties and provide for additional development. In connection with the proposed recapitalization, the Company also intends to change its name to Trump International Corporation.

Executive Vice President Scott C. Butera commented on the new developments, “We are very excited about our potential relationship with CSFB and DLJMB, and firmly believe we have the right partners to assist the Company in its proposed recapitalization. DLJMB is a growth-oriented investor focused on long-term value creation. DLJMB’s investment and the proposed recapitalization will strengthen the Company’s balance sheet, allow it to expand its well located casino properties and position the Company for growth. The Trump brand and commitment to providing its customers with a premier resort and casino experience has never been stronger than they are today. We are confident that this proposed transaction will allow the Company to maintain this commitment as well as serve as a springboard into new and exciting markets.”

Chairman, President and Chief Executive Officer, Donald J. Trump, further commented, “This is a very significant event for our Company. Credit Suisse is one of the finest banking institutions in the world, and I am excited to partner with its leading private equity arm, DLJ Merchant Banking Partners. This potential relationship would greatly enhance our competitive position, and afford us an opportunity to extend the Trump brand globally.”

DLJMB’s investment would be contingent upon a number of factors, including obtaining regulatory approvals, a restructuring of Trump Atlantic City Associates’ First Mortgage Notes and Trump Casino Holdings’ First and Second Mortgage Notes at a discount to the face value of such notes, and a purchase price of the Company’s Common Stock by DLJMB within certain parameters. Although the Company has had extensive discussions with DLJMB regarding the potential transaction, it has not entered into any definitive agreements with DLJMB or any other parties concerning the proposed or any other recapitalization (other than the exclusivity agreement with DLJMB and an agreement to pay DLJMB expenses in certain circumstances and a fee if certain transactions occur within specified periods and DLJMB does not participate). There is no assurance that the terms of a definitive agreement concerning DLJMB’s proposed investment will be reached between the Company and DLJMB, that the Company’s debt will be restructured, or that any potential recapitalization will be proposed or consummated.

The Company has retained UBS Investment Bank as its exclusive financial advisor in connection with the potential recapitalization. The Special Committee of the Company’s Board of Directors has also retained financial and legal advisors to assist in evaluating the potential transaction. The Company’s fourth quarter and fiscal year end results follow. The Company will not conduct its usual earnings conference call to discuss the earnings release with the investment community.

Fourth Quarter and Year End Results:

THCR today reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended December 31, 2003 of $266.8 million, compared to $283.1 million for the quarter ended December 31, 2002. Consolidated income from operations for the quarter ended December 31, 2003 was $19.4 million, compared to $28.0 million for the quarter ended December 31, 2002. The net loss for the 2003 fourth quarter was $40.9 million, or $1.37 per share, compared to a net loss of $17.3 million, or $0.78 per share net of minority interest of $10.0 million, in the fourth quarter of 2002. EBITDA (defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, debt renegotiation costs and corporate expenses) for the quarter ended December 31, 2003 was $49.3 million, compared to $64.0 million reported for the quarter ended December 31, 2002. Readers are advised that the term “EBITDA” is not a measure of financial performance under generally accepted accounting principles. The Company uses EBITDA because it believes that it is used by certain investors in measuring an entity’s operating performance. A reconciliation of EBITDA to income from operations and net loss is included in the attached schedules.

THCR’s consolidated net revenues for the year ended December 31, 2003 were $1,161 million compared to $1,229 million for the year ended December 31, 2002. Consolidated income from operations for the year ended December 31, 2003 was $139.4 million, compared to $207.4 million for the year ended December 31, 2002. Consolidated net loss for the year ended December 31, 2003 was $87.3 million, or $3.39 per share net of minority interest of $5.1 million, compared to a net loss of $12.0 million, or $0.54 per share net of minority interest of $6.9 million, for the year ended December 31, 2002. EBITDA for the year ended December 31, 2003 of $254.9 million, compared to $321.6 million reported for the year ended December 31, 2002.

Chief Operating Officer Mark A. Brown commented, “2003 was a year full of challenges. The first and fourth quarters had very severe weather with record snowfalls and cold temperatures, and the second quarter was affected by a still slowing economy and the war in Iraq. The opening of the Borgata was felt by Atlantic City casinos in general, most notably those properties in the Marina District including Trump Marina, and impacted the Company’s operating results in the second half of the year. The Company responded to these challenges by continuing to update its gaming floor with popular games utilizing cashless technology and reducing its work force to improve its operating margins. The Company is committed to recapturing its lost market share by providing great service and innovative programs in an attractive environment. We believe the proposed recapitalization plan would assist in this initiative.”

Mr. Brown added, “The fourth quarter results in Atlantic City, while trailing prior year amounts, declined at a lower rate than the 2003 third quarter. The Company believes this indicates the effectiveness of its cost control programs. Trump Indiana’s fourth quarter results were reduced by $6.3 million of additional accrued real estate taxes caused by substantial two-year retroactive real estate assessments in Lake County. The Company will appeal the assessments.”

Trump Taj Mahal Associates (“Taj Associates”) reported net revenues of $110.8 million for the 2003 fourth quarter, compared to $117.5 million for the same quarter in 2002. Income from operations for the quarter ended December 31, 2003 was $13.0 million, compared to $15.0 million for the quarter ended December 31, 2002. EBITDA was $25.2 million for the quarter ended December 31, 2003, compared to $29.3 million, respectively, for the quarter ended December 31, 2002. Taj Associates reported net revenues of $487.3 million for the year ended December 31, 2003, compared to $515.9 million for 2002. Income from operations for the year ended December 31, 2003 was $72.4 million, compared to $101.3 million for the year ended December 31, 2002. EBITDA decreased to $120.2 million in 2003, compared to $145.7 million in 2002.

Trump Plaza Associates (“Plaza Associates”) reported net revenues of $65.8 million for the 2003 fourth quarter, compared to $73.3 million for the same quarter in 2002. Income from operations for the 2003 fourth quarter was $4.0 million, compared to $5.1 million for the 2002 fourth quarter. EBITDA decreased to $11.7 million for the quarter ended December 31, 2002, compared to $13.4 million for the same quarter in 2002. Plaza Associates reported net revenues of $291.4 million for the year ended December 31, 2003, compared to $316.2 million for 2002. Plaza Associates’ income from operations for the year ended December 31, 2003 was $35.4 million, compared to $52.8 million for the year ended December 31, 2002. EBITDA was $60.1 million for the year ended December 31, 2003, compared to $76.2 million for the year ended December 31, 2002.

Trump Marina, Inc. (“Trump Marina”) reported net revenues of $55.4 million for the 2003 fourth quarter, compared to net revenues of $61.7 million for the 2002 fourth quarter. Trump Marina’s income from operations for the quarter ended December 31, 2003 was $3.9 million, compared to $2.5 million for the quarter ended December 31, 2002. EBITDA was $10.0 million for the quarter ended December 31, 2003, compared to $12.0 million for the quarter ended December 31, 2002. For the year ended December 31, 2003, Trump Marina reported net revenues of $250.4 million, compared to net revenues of $270.2 million for the year ended December 31, 2002. Income from operations for the year ended December 31, 2003 was $24.2 million, compared to $34.6 million for the year ended December 31, 2002. Trump Marina’s EBITDA for 2003 was $48.5 million, compared to $64.5 million for 2002.

Trump Indiana, Inc. (“Trump Indiana”) reported net revenues of $33.8 million for the fourth quarter ended December 31, 2003, compared to net revenues of $29.7 million for the quarter ended December 31, 2002. Loss from operations for the quarter ended December 31, 2003 was $1.2 million, compared to income from operations of $4.3 million for the quarter ended December 31, 2002. Trump Indiana’s EBITDA for the 2003 fourth quarter decreased to $1.6 million, compared to EBITDA of $8.7 million for the 2002 fourth quarter. Included in the decrease in EBITDA for the 2003 fourth quarter is an increase in accrued real estate taxes of $6.3 million at Trump Indiana due to a retroactive two-year reassessment of the property which the Company intends to vigorously contest. For the year ended December 31, 2003, Trump Indiana reported net revenues of $128.4 million, compared to net revenues of $124.0 million for the year ended December 31, 2002. For the year ended December 31, 2003, Trump Indiana’s income from operations was $9.7 million, compared to $20.4 million for the year ended December 31, 2002. Trump Indiana’s 2003 EBITDA was $22.6 million, compared to $33.1 million for 2002.

Under its management agreement for Trump 29 Casino, THCR Management Services, LLC earned management fees of $0.9 million and $3.9 million during the quarter and the year ended December 31, 2003, respectively, and incurred associated general and administrative costs of $0.1 million and $0.4 million during the quarter and year ended December 31, 2003, respectively.

Trump Atlantic City Associates’ (“TACA”) combined net revenues of Trump Plaza and Trump Taj Mahal for the quarter ended December 31, 2003 was $176.7 million, compared to $190.8 million for the quarter ended December 31, 2002. Income from operations for the quarter ended December 31, 2003 was $16.9 million, compared to $20.1 million for the quarter ended December 31, 2002. EBITDA for the 2003 fourth quarter was $36.9 million, compared to $42.6 million for the same period in 2002. For the year ended December 31, 2003, TACA reported net revenues of $778.7 million, compared to net revenues of $832.1 million for 2002. Income from operations for the year ended December 31, 2003 was $107.2 million, compared to $152.3 million for the year ended December 31, 2002. EBITDA was $180.3 million for 2003, compared to a 2002 EBITDA of $221.9 million. TACA anticipates making the next interest payment on its 11-1/4% First Mortgage Notes due 2006 by May 30, 2004, as permitted by the indentures governing such indebtedness.

Trump Casino Holdings, LLC’s (“TCH”) combined net revenues of Trump Marina, Trump Indiana and THCR Management Services for the quarter ended December 31, 2003 was $90.1 million, compared to $92.3 million for the quarter ended December 31, 2002. Income from operations for the quarter ended December 31, 2003 was $4.3 million, compared to $7.5 million for the quarter ended December 31, 2002. EBITDA for the quarter ended December 31, 2003 was $12.4 million, compared to EBITDA of $21.4 million for the same period in 2002. For the year ended December 31, 2003, TCH reported combined net revenues of $382.8 million, compared to net revenues of $397.0 million for 2002. Income from operations for the year ended December 31, 2003 was $40.2 million, compared to $56.6 million for the year ended December 31, 2002. TCH’s 2003 EBITDA was $74.6 million, compared to $99.8 million for 2002. In accordance with its underlying indentures, TCH will pay an additional 1% interest on its First and Second Mortgage Notes commencing on March 15, 2004 through March 14, 2005.

About Our Company:

THCR is a leading gaming company that owns and operates four properties and manages one property under the Trump brand name. THCR’s owned assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palms Springs, California. Together, the properties comprise approximately 452,360 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

About CSFB Private Equity and DLJMB:

CSFB Private Equity, the global private equity arm of Credit Suisse First Boston, is the largest private equity manager in the world, with more than $29 billion of assets under management. CSFB Private Equity is comprised of investment funds that focus globally on leveraged buyouts, mezzanine, and real estate investments and includes the family of DLJ Merchant Banking funds. DLJ Merchant Banking is currently investing through DLJ Merchant Banking Partners III, L.P. which has capital commitments of $5.3 billion.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR’s or its subsidiaries’ performance, trends in THCR’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

###

TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$279,847	$292,872	$1,218,318	$1,276,301
ROOMS	18,687	19,350	78,941	81,752
FOOD & BEVERAGE	28,159	29,399	125,353	128,005
MANAGEMENT FEE	943	903	3,931	2,710
OTHER	8,765	9,073	38,389	39,975
PROMOTIONAL ALLOWANCES	(69,647)	(68,518)	(303,486)	(299,708)

NET REVENUES	$266,754	$283,079	$1,161,446	$1,229,035

COSTS & EXPENSES
GAMING	$133,533	$137,849	$570,825	$578,776
ROOMS	7,227	8,035	30,287	31,985
FOOD & BEVERAGE	11,216	11,157	46,695	46,642
GENERAL & ADMIN	65,483	62,024	258,741	249,991

TOTAL EXPENSES	$217,459	$219,065	$906,548	$907,394

EBITDA (a)	$49,295	$64,014	$254,898	$321,641
Less:
CRDA	3,329	10,703	9,191	14,803
DEPRECIATION & AMORTIZATION	24,454	22,151	94,406	83,734
CORPORATE EXPENSES INCL DJT SERVICES AGREEMENT	2,070	2,923	8,928	12,455
DEBT RENEGOTIATION COSTS	—	212	2,951	3,282

INCOME FROM OPERATIONS	$19,442	$28,025	$139,422	$207,367

INTEREST INCOME	(324)	(450)	(1,531)	(1,949)
INTEREST EXPENSE	58,763	55,104	228,521	222,731
GAIN ON DEBT RETIREMENT, NET (b)	—	—	(2,892)	—
OTHER NON-OPERATING (INCOME) EXPENSE, NET	(45)	(1,312)	(25)	(1,962)

TOTAL NON-OPERATING EXPENSE, NET	$58,394	$53,342	$224,073	$218,820

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE, INCOME TAXES & MINORITY INTEREST	($38,952)	($25,317)	($84,651)	($11,453)
LOSS IN JOINT VENTURE	(541)	(644)	(2,396)	(2,448)
PROVISION FOR INCOME TAXES (c)	(1,370)	(1,250)	(5,305)	(4,968)

INCOME(LOSS) BEFORE MINORITY INTEREST	($40,863)	($27,211)	($92,352)	($18,869)
MINORITY INTEREST (d)	—	9,951	5,061	6,900

NET LOSS	($40,863)	($17,260)	($87,291)	($11,969)

WEIGHTED AVERAGE # SHARES-BASIC	29,904,764	22,010,027	25,773,545	22,010,027

WEIGHTED AVERAGE # SHARES-DILUTED	29,904,764	22,010,027	25,773,545	22,010,027

BASIC AND DILUTED EARNINGS(LOSS) PER SHARE	($1.37)	($0.78)	($3.39)	($0.54)

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions. Debt renegotiation costs include the costs associated with 2002 debt refinancing no longer pursued and transactional fees earned upon the successful completion of debt refinancing in 2003.

(b) Includes a net gain of $10.4 million of theTrump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.

(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

(d) Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

TRUMP ATLANTIC CITY ASSOCIATES

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$186,527	$197,716	$825,068	$865,656
ROOMS	13,651	14,175	57,511	59,917
FOOD & BEVERAGE	20,804	21,397	90,982	92,404
OTHER	6,000	6,102	25,259	27,640
PROMOTIONAL ALLOWANCES	(50,312)	(48,575)	(220,141)	(213,543)

NET REVENUES	$176,670	$190,815	$778,679	$832,074

COSTS & EXPENSES
GAMING	$88,732	$93,541	$379,903	$388,321
ROOMS	5,758	6,367	23,996	25,739
FOOD & BEVERAGE	7,959	7,736	31,985	31,786
GENERAL & ADMIN	37,368	40,534	162,543	164,351

TOTAL EXPENSES	$139,817	$148,178	$598,427	$610,197

EBITDA (a)	$36,853	$42,637	$180,252	$221,877
Less:
CRDA	$3,081	$7,797	$7,303	$11,041
DEPRECIATION & AMORTIZATION	16,710	14,572	64,555	56,104
CORPORATE EXPENSES	156	211	853	823
DEBT RENEGOTIATION COSTS	—	—	300	1,570

INCOME FROM OPERATIONS	$16,906	$20,057	$107,241	$152,339

INTEREST INCOME	(242)	(277)	(774)	(1,065)
INTEREST EXPENSE	42,105	38,310	158,026	153,144
OTHER NON-OPERATING EXPENSE	(45)	(66)	(45)	(87)

TOTAL NON-OPERATING EXPENSE, NET	$41,818	$37,967	$157,207	$151,992

INCOME(LOSS) BEFORE INCOME TAXES	(24,912)	(17,910)	(49,966)	347
PROVISION FOR INCOME TAXES (b)	(983)	(1,000)	(3,930)	(3,768)

NET LOSS	($25,895)	($18,910)	($53,896)	($3,421)

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

TRUMP CASINO HOLDINGS, LLC

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$93,320	$95,156	$393,250	$410,645
ROOMS	5,036	5,175	21,430	21,835
FOOD & BEVERAGE	7,355	8,002	34,371	35,601
MANAGEMENT FEE	943	903	3,931	2,710
OTHER	2,765	2,971	13,130	12,335
PROMOTIONAL ALLOWANCES	(19,335)	(19,943)	(83,345)	(86,165)

NET REVENUES	$90,084	$92,264	$382,767	$396,961

COSTS & EXPENSES
GAMING	$44,801	$44,308	$190,922	$190,455
ROOMS	1,469	1,668	6,291	6,246
FOOD & BEVERAGE	3,257	3,421	14,710	14,856
GENERAL & ADMIN	28,115	21,487	96,198	85,640

TOTAL EXPENSES	$77,642	$70,884	$308,121	$297,197

EBITDA (a)	$12,442	$21,380	$74,646	$99,764
Less:
CRDA	248	2,906	1,888	3,762
DEPRECIATION & AMORTIZATION	7,737	7,573	29,823	27,606
CORPORATE EXPENSES INCL DJT SERVICES AGREEMENT	115	3,211	2,356	10,142
DEBT RENEGOTIATION COSTS	—	212	401	1,629

INCOME FROM OPERATIONS	$4,342	$7,478	$40,178	$56,625

INTEREST INCOME	(78)	(169)	(735)	(867)
INTEREST EXPENSE	16,658	17,202	72,188	70,728
GAIN ON DEBT RETIREMENT, NET (b )	—	—	(7,931)	—
OTHER NON-OPERATING EXPENSE	—	(1,240)	20	(1,219)

TOTAL NON-OPERATING EXPENSE, NET	$16,580	$15,793	$63,542	$68,642

INCOME (LOSS) BEFORE LOSS IN JOINT VENTURE & INCOME TAXES	(12,238)	(8,315)	(23,364)	(12,017)
LOSS IN JOINT VENTURE	(541)	(644)	(2,396)	(2,448)
PROVISION FOR INCOME TAXES (c )	(387)	(250)	(1,375)	(1,200)

NET LOSS	($13,166)	($9,209)	($27,135)	($15,665)

Note: Certain	prior year reclassifications have been made to conform to current year presentation.

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b) Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $1.6 million.

All of these transactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage

Notes and the related use of proceeds.

(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

TRUMP TAJ MAHAL ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$116,673	$120,803	$511,896	$529,310
# of Slots	4,670	4,777	4,695	4,826
Win per Slot/Day	$171	$182	$196	$202
Slot Win	$73,476	$79,877	$336,462	$355,358
# of Tables	127	130	127	137
Win per Table/Day	$3,248	$2,956	$3,309	$3,028
Table Win	$37,949	$35,354	$153,379	$151,421
Table Drop	$211,535	$234,694	$896,706	$935,285
Hold %	17.9%	15.1%	17.1%	16.2%
Poker, Keno, Race Win	$5,248	$5,572	$22,055	$22,531

ROOMS	$7,928	$8,138	$33,435	$34,794
# of Rooms Sold	103,697	103,606	428,447	430,877
Avg Room Rates	$76.45	$78.55	$78.04	$80.75
Occupancy %	90.2%	90.1%	93.9%	94.4%

FOOD & BEVERAGE	$12,458	$12,457	$54,973	$55,307
OTHER	3,945	4,302	16,888	19,905
PROMOTIONAL ALLOWANCES	(30,156)	(28,167)	(129,899)	(123,404)

NET REVENUES	$110,848	$117,533	$487,293	$515,912

COSTS & EXPENSES
GAMING	$54,193	$55,544	$232,018	$232,819
ROOMS	3,517	3,859	14,867	15,740
FOOD & BEVERAGE	4,896	4,624	19,632	20,066
GENERAL & ADMIN	23,071	24,237	100,597	101,635

TOTAL EXPENSES	$85,677	$88,264	$367,114	$370,260

EBITDA (a)	$25,171	$29,269	$120,179	$145,652

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$25,171	$29,269	$120,179	$145,652
Depreciation and amortization	(11,704)	(10,092)	(44,405)	(38,158)
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(507)	(4,192)	(3,405)	(6,234)

Income from operations	$12,960	$14,985	$72,369	$101,260

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor's understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP PLAZA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$69,854	$76,913	$313,172	$336,346
# of Slots	2,907	2,975	2,941	2,928
Win per Slot/Day	$184	$197	$209	$221
Slot Win	$49,342	$54,023	$224,647	$236,096
# of Tables	90	89	90	88
Win per Table/Day	$2,477	$2,796	$2,695	$3,121
Table Win	$20,512	$22,890	$88,525	$100,250
Table Drop	$131,518	$150,648	$574,812	$608,889
Hold %	15.6%	15.2%	15.4%	16.5%
ROOMS	$5,723	$6,037	$24,076	$25,123
# of Rooms Sold	71,548	73,891	302,198	306,161
Room Rates	$79.99	$81.70	$79.67	$82.06
Occupancy %	86.0%	88.8%	91.6%	92.8%
FOOD & BEVERAGE	$8,346	$8,940	$36,009	$37,097
OTHER	2,055	1,800	8,371	7,735
PROMOTIONAL ALLOWANCES	(20,156)	(20,408)	(90,242)	(90,139)

NET REVENUES	$65,822	$73,282	$291,386	$316,162

COSTS & EXPENSES
GAMING	$34,539	$37,997	$147,885	$155,502
ROOMS	2,241	2,508	9,129	9,999
FOOD & BEVERAGE	3,063	3,112	12,353	11,720
GENERAL & ADMIN	14,297	16,297	61,946	62,716

TOTAL EXPENSES	$54,140	$59,914	$231,313	$239,937

EBITDA (a)	$11,682	$13,368	$60,073	$76,225

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$11,682	$13,368	$60,073	$76,225
Depreciation and amortization	(5,006)	(4,480)	(20,150)	(17,946)
Non-cash write-downs and charges related to required regulatory obligations(CRDA)	(2,574)	(3,605)	(3,898)	(4,807)
Corporate charges	(120)	(180)	(660)	(720)

Income from operations	$3,982	$5,103	$35,365	$52,752

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor's understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP MARINA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$57,828	$64,652	$258,399	$281,898
# of Slots	2,501	2,528	2,506	2,527
Win per Slot/Day	$193	$214	$216	$235
Slot Win	$44,361	$49,725	$197,424	$216,937

# of Tables	75	79	80	79
Win per Table/Day	$1,935	$2,032	$2,068	$2,225
Table Win	$13,354	$14,766	$60,395	$64,155
Table Drop	$75,973	$90,346	$354,529	$377,576
Hold %	17.6%	16.3%	17.0%	17.0%

Poker, Keno, Race Win	$113	$161	$580	$806

ROOMS	$4,241	$4,481	$18,149	$18,504
# of Rooms Sold	52,165	57,974	232,360	238,962
Avg Room Rates	$81.30	$77.29	$78.11	$77.43
Occupancy %	77.9%	86.6%	87.5%	89.9%

FOOD & BEVERAGE	$6,576	$7,429	$31,303	$32,710
OTHER	2,599	2,342	11,189	10,425
PROMOTIONAL ALLOWANCES	(15,872)	(17,215)	(68,609)	(73,288)

NET REVENUES	$55,372	$61,689	$250,431	$270,249

COSTS & EXPENSES
GAMING	$27,510	$30,561	$122,587	$127,417
ROOMS	1,062	1,196	4,359	4,541
FOOD & BEVERAGE	2,120	2,342	10,173	10,435
GENERAL & ADMIN	14,693	15,613	64,781	63,313

TOTAL EXPENSES	$45,385	$49,712	$201,900	$205,706

EBITDA (a)	$9,987	$11,977	$48,531	$64,543

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$9,987	$11,977	$48,531	$64,543
Depreciation and amortization	(5,875)	(5,716)	(22,535)	(21,356)
Non-cash write-downs and charges related to required regulatory obligations	(248)	(2,906)	(1,888)	(3,762)
Debt renegotiation costs	—	(212)	47	(1,345)
Services agreement	—	(622)	—	(3,454)

Income from operations	$3,864	$2,521	$24,155	$34,626

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor's understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP INDIANA, INC.

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
REVENUES
CASINO	$35,492	$30,504	$134,851	$128,747
# of Slots	1,693	1,787	1,600	1,635
Win per Slot/Day	$195	$162	$199	$180
Slot Win	$30,299	$26,573	$115,983	$107,509

# of Tables	43	44	42	46
Win per Table/Day	$1,283	$971	$1,234	$1,265
Table Win	$5,076	$3,931	$18,751	$21,238
Table Drop	$30,609	$27,946	$116,045	$128,232
Hold %	16.6%	14.1%	16.2%	16.6%

Poker (Start 12/16/03)	$117	—	$117	—

ROOMS	$795	$694	$3,281	$3,331
# of Rooms Sold	13,470	11,180	58,164	54,034
Avg Room Rates	$59.00	$62.00	$56.00	$62.00
Occupancy %	48.8%	40.5%	53.1%	49.3%

FOOD & BEVERAGE	$779	$573	$3,068	$2,891
OTHER	166	629	1,941	1,910
PROMOTIONAL ALLOWANCES	(3,463)	(2,728)	(14,736)	(12,877)

NET REVENUES	$33,769	$29,672	$128,405	$124,002

COSTS & EXPENSES
GAMING	$17,291	$13,747	$68,335	$63,038
ROOMS	407	472	1,932	1,705
FOOD & BEVERAGE	1,137	1,079	4,537	4,421
GENERAL & ADMIN	13,359	5,645	31,009	21,786

TOTAL EXPENSES	$32,194	$20,943	$105,813	$90,950

EBITDA (a)	$1,575	$8,729	$22,592	$33,052

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$1,575	$8,729	$22,592	$33,052
Depreciation and amortization	(1,862)	(1,857)	(7,288)	(6,250)
Debt renegotiation costs	—	—	—	(284)
Management and services agreement	(928)	(2,589)	(5,568)	(6,114)

Income from operations	($1,215)	$4,283	$9,736	$20,404

(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	3 MONTHS		12 MONTHS
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02
CRDA WRITE-DOWN
TAJ	$507	$4,192	$3,405	$6,234
PLAZA	2,574	3,605	3,898	4,807
MARINA	248	2,906	1,888	3,762

TOTAL CRDA WRITE-DOWN	$3,329	$10,703	$9,191	$14,803

DEPRECIATION & AMORTIZATION
TAJ	$11,704	$10,092	$44,405	$38,158
PLAZA	5,006	4,480	20,150	17,946
THCR HOLDINGS	7	6	28	24
MARINA	5,875	5,716	22,535	21,356
INDIANA	1,862	1,857	7,288	6,250

TOTAL DEPRECIATION/AMORT	$24,454	$22,151	$94,406	$83,734

INTEREST EXPENSE
TAJ	$24,613	$24,496	$98,315	$96,403
PLAZA	17,492	13,814	59,711	52,648
TRUMP ATLANTIC CITY	—	—	—	4,093
THCR HOLDINGS	—	4,602	4,533	18,451
TRUMP CASINO HOLDINGS	4,183	—	12,523	—
MARINA	10,389	11,272	46,236	45,461
INDIANA	2,086	631	6,962	2,472
THCR MGMT	—	289	241	3,203

TOTAL INTEREST EXPENSE	$58,763	$55,104	$228,521	$222,731

LOAN COST AMORT/BOND DISC INCL INT EXP
TAJ	$597	$670	$2,495	$2,673
PLAZA	393	441	1,642	1,627
TRUMP ATLANTIC CITY	—	—	—	343
THCR HOLDINGS	—	192	192	767
TRUMP CASINO HOLDINGS	743	—	2,129	—
MARINA	62	2,145	3,591	7,878
INDIANA	38	173	409	557
THCR MGMT	—	250	223	2,476

TOTAL LOAN COST AMORT/BOND DISC	$1,833	$3,871	$10,681	$16,321

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

Cash & Cash Equivalents		31-Dec-03	31-Dec-02
Trump Atlantic City Consolidated		$59,727	$79,007
Trump Casino Holdings Consolidated		34,817	33,917
Trump Hotels & Casino Resorts Holdings, L.P.		1,128	3,148

Total Cash & Cash Equivalents		$95,672	$116,072

Capital Expenditures (in thousands)	Purchase of Property & Equipment	Capital Lease Financed Additions	Total Capital Expenditures
For the Three Months Ended December 31, 2003
TAJ	$16	$2,620	$2,636
PLAZA	1,336	4,248	5,584
MARINA	1,537	2,011	3,548
INDIANA	(28)	115	87
THCR HOLDINGS	12	—	12

TOTAL	$2,873	$8,994	$11,867

For the Three Months Ended December 31, 2002
TAJ	$5,163	$5,779	$10,942
PLAZA	357	2,000	2,357
MARINA	1,555	5,224	6,779
INDIANA	1,881	97	1,978
THCR HOLDINGS	2	—	2

TOTAL	$8,958	$13,100	$22,058

For the Twelve Months Ended December 31, 2003
TAJ	$14,470	$13,229	$27,699
PLAZA	4,521	11,371	15,892
MARINA	5,505	7,842	13,347
INDIANA	1,780	4,825	6,605
THCR HOLDINGS	47	—	47

TOTAL	$26,323	$37,267	$63,590

For the Twelve Months Ended December 31, 2002
TAJ	$15,184	$14,048	$29,232
PLAZA	4,741	10,341	15,082
MARINA	5,468	8,235	13,703
INDIANA	9,910	107	10,017
THCR HOLDINGS	63	—	63

TOTAL	$35,366	$32,731	$68,097